UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)   April 27, 2010
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                               LNB BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

             Ohio                     0-13203                   34-1406303
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)

                   457 Broadway, Lorain, Ohio                    44052-1769
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            (Address of principal executive offices)             (Zip Code)

      Registrant's telephone number, including area code:  (440) 244-6000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     As described by LNB Bancorp, Inc. (the "Company") in its Current Report on Form 8-K dated February 23, 2010, Daniel P. Batista and James F. Kidd each retired as directors of the Company and did not stand for re-election as directors at the Company's Annual Meeting of Shareholders held on April 27, 2010 (the "2010 Annual Meeting"). Accordingly, Mr. Batista's and Mr. Kidd's terms as directors of the Company expired at the 2010 Annual Meeting.

Item 5.07     Submission of Matters to a Vote of Security Holders.

     At the 2010 Annual Meeting held on April 27, 2010, the Company's shareholders elected each of the four persons listed below to serve as a director of the Company for a term of three years, and provided advisory approval of the Company's executive compensation program.
The Company's inspector of elections reported the vote of the Company's shareholders as follows:

                            For     Against/      Abstain       Broker
                                    Withheld                  Non-Votes
                         ---------  --------      --------    ---------
1.  Election of four
    directors to serve
    terms expiring
    in 2013:

    Robert M. Campana    3,228,574   429,920        n/a       1,631,490
    Daniel G. Merkel     3,290,578   367,916        n/a       1,631,490
    Thomas P. Perciak    3,286,478   372,016        n/a       1,631,490
    Donald F. Zwilling   3,305,478   353,016        n/a       1,631,490

2.  Non-binding advisory
    vote upon a resolution
    to approve the
    compensation of
    executives as
    disclosed in LNB
    Bancorp, Inc.'s proxy
    statement dated March
    15, 2010 for the 2010
    Annual Meeting of
    Shareholders.        4,548,991   655,658       85,335       None

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LNB  BANCORP,  INC.

                                   (Registrant)

Date: April 29, 2010               By: /s/ Gary J. Elek
                                       -------------------
                                       Gary J. Elek
                                       Chief Financial Officer